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                                 EXHIBIT 23.1


We consent to the incorporation by reference in the Registration Statement (Form S-8 No.333-20195) pertaining to the Long-Term Incentive Plan of BA Merchant Services, Inc. of our report dated February 3, 1998, with respect to the consolidated financial statements of BA Merchant Services, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


March 20, 1998

                                                          /s/ Ernst & Young LLP
                                                          ----------------------
                                                          Ernst & Young LLP